Exhibit 99.1

For Immediate Release

Contact: Fred Zinn
Drew Industries, 914-428-9098
or
Jeff Lambert, Ryan McGrath
Lambert, Edwards & Associates
616-233-0500 or rmcgrath@lambert-edwards.com

Drew Industries Announces Webcast Of

Third Quarter Conference Call on Nov. 3

WHITE PLAINS, NY, October 7, 2005 — Drew Industries Inc. (NYSE: DW) will be releasing its third quarter results at the close of the market on Wednesday, Nov. 2, a week later than normal due to a delay resulting from an increase in orders and elevated production levels related to the recent Gulf Coast hurricanes.

As previously reported, a number of Drew’s customers have received substantial orders from the Federal Emergency Management Agency (FEMA) for RVs and manufactured homes following hurricanes Katrina and Rita. In response to customers’ requests, Drew’s subsidiaries, Kinro, Inc. and Lippert Components, Inc., have significantly increased a production level, which in the short term has resulted in substantial overtime pay, higher production and delivery costs and higher material costs.

Drew Industries will host a conference call on Thursday, Nov. 3, at 11 a.m. (EST) to discuss complete results and other business trends. Participation in the question-and-answer session of the call will be limited to institutional investors and analysts. Individual investors and retail brokers are invited to listen via a live webcast of the call on Drew Industries’ web site at www.drewindustries.com. The webcast will be archived on Drew Industries’ website for two weeks after the call.

Participating in the conference call will be:

Leigh Abrams, President and CEO, Drew Industries

Fred Zinn, Executive VP and CFO, Drew Industries

David Webster, President, CEO and Chairman, Kinro, Inc.

Doug Lippert, Chairman, Lippert Components, Inc.

Jason Lippert, President and CEO, Lippert Components, Inc.

The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. The call is available at www.companyboardroom.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via the password-protected event management site, StreetEvents (www.streetevents.com).

About Drew

Drew Industries, through its wholly owned subsidiaries, Kinro and Lippert Components, supplies a broad array of components for RVs and manufactured homes. The company’s products include vinyl and aluminum windows and screens, doors, chassis, chassis parts, RV slide-out mechanisms and power units, bath and shower units, axles, steps, electric stabilizer jacks, and trailers for hauling equipment, boats, personal watercrafts and snowmobiles, as well as chassis and windows for modular homes and offices. From 47 factories located throughout the United States and one factory in Canada, Drew Industries serves most major national manufacturers of RVs and manufactured homes in an efficient and cost-effective manner. Additional information about Drew and its products can be found at www.drewindustries.com.

Exhibit 99.1

Forward Looking Statements

This press release contains certain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation, those relating to our future business prospects, involve a number of risks and uncertainties that could cause actual results and events to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors. Detailed information about risks and uncertainties that may affect the Company is included in the Company’s filings with the Securities and Exchange Commission including, without limitation, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

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